Exhibit 99.1
BLUE RIDGE REAL ESTATE COMPANY and SUBSIDIARIES
AND
BIG BOULDER CORPORATION and SUBSIDIARIES
COMBINED BALANCE SHEETS
“Pro Forma on Sale of Oxbridge Square Shopping Center”
UNAUDITED

			4/30/06
			Pro Forma
ASSETS	4/30/06	Adjustments	Results

Current Assets:
Cash and cash equivalents	$312,630	($381,741)	($69,111)
Accounts receivable and mortgages receivable	355,120	(39,499)	315,621
Accounts receivable — ski tenant	151,430	0	151,430
Prepaid expenses and other current assets	678,659	0	678,659
Deferred tax asset	123,000	(69,399)	53,601
Net investment in direct financing leases	330,267	0	330,267

Total current assets	1,951,106	(490,639)	1,460,467

Net investment in direct financing leases noncurrent	8,625,381	10,937,356	19,562,737

Mortgages receivable noncurrent	51,040	0	51,040

Land and land development costs (5,124 acres per land ledger)	20,560,287	0	20,560,287

Properties:
Land held for investment, principally unimproved (12,145 acres per land ledger)	6,511,887	(1,829,327)	4,682,560
Land improvements, buildings and equipment — commercial	26,603,887	(7,966,225)	18,637,662
Land improvements, buildings and equipment	3,249,697	0	3,249,697

	36,365,471	(9,795,553)	26,569,918
Less accumulated depreciation and amortization	9,147,789	401,276	8,746,513

	27,217,682	(9,394,276)	17,823,406

Assets held to be used	0	0	0

	$58,405,496	$1,052,440	$59,457,936

			4/30/06
			Pro Forma
LIABILITIES AND SHAREHOLDERS’ EQUITY	4/30/06	Adjustments	Results

Current Liabilities:
Notes payable — line of credit	$2,007,094	$0	$2,007,094
Current installments of long-term debt	1,114,731	0	1,114,731
Accounts payable	802,526	(110,911)	691,615
Accrued claims	64,148	4,902	69,050
Deferred revenue	755,877	0	755,877

			4/30/06
			Pro Forma
LIABILITIES AND SHAREHOLDERS’ EQUITY	4/30/06	Adjustments	Results

Accrued pension expense	526,434	0	526,434
Amounts due to related parties	216,876	0	216,876
Accrued liabilities	623,119	0	623,119

Total current liabilities	6,110,805	(106,009)	6,004,796

Long-term debt, less current installments	12,596,895	(3,733,470)	8,863,425

Deferred income non-current	515,631	0	515,631

Other non-current liabilities	0	0	0

Accrued minimum pension liability	91,500	0	91,500

Deferred income taxes	4,907,274	2,067,360	6,974,634

Commitments and contingencies
Combined shareholders’ equity:
Capital stock, without par value, stated value $.30 per combined share, Blue Ridge and Big Boulder each authorized 3,000,000 shares, each issued 2,690,042	807,011	0	807,011
Capital in excess of stated value	19,038,671	0	19,038,671
Compensation recognized under employee stock plans		0	0
Accumulated other comprehensive loss	(54,500)	0	(54,500)
Earnings retained in the business	16,477,616	2,824,558	19,302,174

	36,268,798	2,824,558	39,093,356

Less cost of 282,018 shares of capital stock in treasury	2,085,407	0	2,085,407

	34,183,391	3,101,039	37,007,949

	$58,405,496	$1,328,921	$59,457,936

BLUE RIDGE REAL ESTATE COMPANY and SUBSIDIARIES
AND
BIG BOULDER CORPORATION and SUBSIDIARIES
COMBINED STATEMENTS OF OPERATIONS AND EARNINGS RETAINED IN THE BUSINESS
“Pro Forma on Sale of Oxbridge Square Shopping Center”
UNAUDITED

				4/30/06
		Pro Forma		Pro Forma
	4/30/06	Adjustments		Results

Revenues:
Real estate management	$2,433,284			$2,433,284
Summer recreation operations	400			400
Land resource management	533,526			533,526
Rental income	1,392,110	(727,379)	A	664,731

	4,359,320	(727,379)		3,631,941

Costs and expenses:
Real estate management	2,616,366			2,616,366
Summer recreation operations	81,167			81,167
Land resource management	701,409			701,409
Rental income	940,004	(250,486)	B	689,518
General and administration	924,089			924,089
Asset impairment loss	0			0

	5,263,035	(250,486)		5,012,549

(Loss) income from continuing operations	(903,715)	(476,894)		(1,380,609)

Other income (expense):
Interest and other income	(7,821)	5,236,890	C	5,229,069
Interest expense	(433,217)	131,921	D	(301,296)

	(441,038)	5,368,812		4,927,774

(Loss) income from continuing operations before income taxes	(1,344,753)	4,891,918		3,547,165

(Benefit) provision for income taxes	(532,126)	1,956,767	E	1,424,641

Net (loss) income before discontinued operations	(812,627)	2,935,151		2,122,524

Discontinued operations	(279,938)	0		(279,938)

Provision (benefit) for income taxes on discontinued operations	(105,000)	0		(105,000)

Net income (loss) from discontinued operations	(174,938)	0		(174,938)

			4/30/06
		Pro Forma	Pro Forma
	4/30/06	Adjustments	Results

Net (loss) income	($987,565)	$2,935,151	$1,947,586

Basic (loss) earnings per weighted average combined share:
Net (loss) income before discontinued operations	($0.34)		$0.89
Net (loss) income from discontinued operations	($0.07)		($0.07)

Net (loss) income	($0.41)		$0.82

Diluted (loss) earnings per weighted average combined share:
Net (loss) income before discontinued operations	($0.34)		$0.86
Net (loss) income from discontinued operations	($0.07)		($0.07)

Net (loss) income	($0.41)		$0.79

Notes to unaudited pro forma combined statement of operations and earnings retained in the business:
(A) Entry represents reduction in revenue assuming Oxbridge Square sale occurred November 1, 2005.
(B) Entry represents reduction in expenses and expenses related to the sale assuming the transaction occurred November 1, 2005.
(C) Entry represents pretax gain on sale of asset.
(D) Entry represents reduction in interest expense assuming the sale occurred November 1, 2005.
(E) Entry represents the deferred tax provision calculated at the effective income tax rate of 40%.

COMBINED BALANCE SHEETS
“Pro Forma on Sale of Oxbridge Square Shopping Center”
UNAUDITED

			10/31/05
		Pro Forma	Pro Forma
	10/31/05	Adjustments	Results

ASSETS
Current Assets:
Cash and cash equivalents	$1,833,704	($719,772)	$1,113,932
Accounts receivable and mortgages receivable	545,751	(39,499)	506,252
Accounts receivable — ski tenant	86,982		86,982
Prepaid expenses and other current assets	722,878	(69,399)	653,479
Deferred tax asset	123,000		123,000

Total current assets	3,312,315	(828,670)	2,483,645

Cash held in escrow	0	10,937,356	10,937,356

Mortgages receivable noncurrent	52,452	0	52,452

Land and land development costs (5,124 acres per land ledger)	17,050,335	0	17,050,335

Properties:
Land held for investment, principally unimproved (12,145 and 14,615, respectively, acres per land ledger)	6,511,879	(1,829,327)	4,682,552
Land improvements, buildings and equipment — commercial	26,628,711	(7,966,225)	18,662,486
Land improvements, buildings and equipment	3,119,017	0	3,119,017

	36,259,607	(9,795,553)	26,464,054
Less accumulated depreciation and amortization	8,764,889	401,276	8,363,613

	27,494,718	(9,394,276)	18,100,442

Assets held to be used	9,206,923	0	9,206,923

	$57,116,743	$714,409	$57,831,152

			10/31/05
		Pro Forma	Pro Forma
	10/31/05	Adjustments	Results

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Notes payable — line of credit	$0	$0	$0
Current installments of long-term debt	348,962	(110,911)	238,051
Accounts payable	1,875,513	4,902	1,880,415
Accrued claims	43,170	0	43,170
Deferred revenue	239,206	0	239,206
Accrued pension expense	467,109	0	467,109
Amounts due to related parties	120,836	0	120,836
Accrued liabilities	931,929	0	931,929

Total current liabilities	4,026,725	(106,009)	3,920,716

			10/31/05
		Pro Forma	Pro Forma
	10/31/05	Adjustments	Results

Long-term debt, less current installments	12,800,780	(3,733,470)	9,067,310

Deferred income non-current	515,631	0	515,631

Other non-current liabilities	493	0	493

Accrued minimum pension liability	91,500	0	91,500

Deferred income taxes	6,018,000	2,067,360	8,085,360

Commitments and contingencies
Combined shareholders’ equity:
Capital stock, without par value, stated value $.30 per combined share, Blue Ridge and Big Boulder each authorized 3,000,000 shares, each issued 2,667,042	800,111		800,111
Capital in excess of stated value	17,337,329		17,337,329
Compensation recognized under employee stock plans	200,900		200,900
Accumulated other comprehensive loss	(54,500)		(54,500)
Earnings retained in the business	17,465,181	2,486,527	19,951,708

	35,749,021	2,486,527	38,235,548

Less cost of 282,018 shares of capital stock in treasury	2,085,407		2,085,407

	33,663,614	2,486,527	36,150,141

	$57,116,743	$714,409	$57,831,152

BLUE RIDGE REAL ESTATE COMPANY and SUBSIDIARIES
AND
BIG BOULDER CORPORATION and SUBSIDIARIES
COMBINED STATEMENTS OF OPERATIONS AND EARNINGS RETAINED IN THE BUSINESS
“Pro Forma on Sale of Oxbridge Square Shopping Center”
UNAUDITED

				10/31/05
		Pro Forma		Pro Forma
	10/31/05	Adjustments		Results

Revenues:
Real estate management	$3,099,585	$0		$3,099,585
Summer recreation operations	774,288	$0		774,288
Land resource management	6,498,729	$0		6,498,729
Rental income	2,689,319	($1,438,578)	A	1,250,741

	13,061,921	(1,438,578)		11,623,343

Costs and expenses:
Real estate management	3,330,173	$0		3,330,173
Summer recreation operations	683,458	$0		683,458
Land resource management	3,366,788	$0		3,366,788
Rental income	1,277,841	($473,998)	B	803,843
General and administration	1,552,814	$0		1,552,814
Asset impairment loss	149,798	$0		149,798

	10,360,872	(473,998)		9,886,874

Income (loss) from continuing operations	2,701,049	(964,580)		1,736,469

Other income (expense) from continuing operations:
Interest and other income	139,738	$5,236,890	C	5,376,628
Interest expense (net of capitalized interest of $102,929 in 2005)	(893,908)	$281,575	D	(612,333)

	(754,170)	5,518,465		4,764,295

Income (loss) from continuing operations before income taxes	1,946,879	4,553,886		6,500,765

Provision (credit) for income taxes:
Current	8,000	0		8,000
Deferred	443,000	1,821,554	E	2,264,554

	451,000	1,821,554		2,272,554

Net income (loss) before discontinued operations and cumulative effect	1,495,879	2,732,332		4,228,211

			10/31/05
		Pro Forma	Pro Forma
	10/31/05	Adjustments	Results

Discontinued operations (including $12,026,867 gain on disposal in 2004)	576,121	0	576,121

Provision (credit) for income taxes on discontinued operations:
Current	0	0	0
Deferred	140,000	0	140,000

	140,000		140,000

Net income (loss) from discontinued operations	436,121	0	436,121

Net income (loss) before cumulative effect of change in accounting principle	1,932,000	2,732,332	4,664,332

Cumulative effect of change in accounting principle (net of tax effect of $1,004,000)

Net income (loss)	$1,932,000	$2,732,332	$4,664,332

Basic earnings (loss) per weighted average combined share:

Net income (loss) before discontinued operations and cumulative effect	$0.70		$1.97
Income (loss) from discontinued operations, net of tax	0.20		0.20
Cumulative effect of change in accounting principle, net of tax	0.00		0.00

Net income (loss)	$0.90		$2.17

Diluted earnings (loss) per weighted average combined share:

Net income (loss) before discontinued operations and cumulative effect	$0.67		$1.91
Income (loss) from discontinued operations, net of tax	0.20		0.20
Cumulative effect of change in accounting principle, net of tax	0.00		0.00

Net income (loss)	$0.87		$2.11

Notes to unaudited pro forma combined statement of operations and earnings retained in the business:

(A)	Entry represents reduction in revenue assuming Oxbridge Square sale occurred November 1, 2004.

(B)	Entry represents reduction in expenses and expenses related to the sale assuming the transaction occurred November 1, 2004.

(C)	Entry represents pretax gain on sale of asset.

(D)	Entry represents reduction in interest expense assuming the sale occurred November 1, 2004.

(E)	Entry represents the deferred tax provision calculated at the effective income tax rate of 40%.